Unsecured Senior Notes	12 Months Ended
May 31, 2021
Debt Disclosure [Abstract]
Unsecured Senior Notes
14.	UNSECURED SENIOR NOTES
In July 2020, the Company issued unsecured senior notes for a principal amount of US$300,000 which are listed in the
Stock Exchange of Hong Kong Limited. The notes bear fixed interest rate at 2.125% with interest payable semiannually in arrears on January 2 and July 2 of each calendar year, commencing on January 2, 2021.
A summary of the unsecured senior notes as of May 31, 2021 is as follows:

	As of May 31, 2021	Effective interest rate
	US$
Carrying amount of US$300,000, 2.125% notes due 2025	297,631	2.35%
Unamortized debt discounts, accrued interest expenses and debt issuance costs	2,369

Total principal amount of the unsecured senior notes	300,000
The unsecured senior notes were issued at a discount amount at US$299,181. The debt issuance costs of US$2,098 were direct deducted from the principal amount of the unsecured senior notes. The effective interest rates for the unsecured senior notes include the interest charged on the notes as well as amortization of the debt discounts and debt issuance costs.
The unsecured senior notes contain covenants including, among others, negative pledge, consolidation, merger and sale all or substantially all of the Company’s assets. The notes will rank senior in rights of payment to all of the Company’s existing and future obligations expressly subordinated in rights of payment to the notes and rank at least equal in rights of payment with all of the Company’s existing and future unsecured and unsubordinated obligations (subject to any priority rights pursuant to applicable law).
As of May 31, 2021, the principal of the unsecured senior notes of
US$300,000
is due in
2025.